LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

June 1, 1999

Dear Shareholder,

The previous six-month period was marked by continued strength in the U.S. economy, coupled with benign inflation and narrowing spreads. During this period, the J.P. Morgan Institutional Short Term Bond Fund posted a 1.87% return, compared with the 1.19% return of the Merrill Lynch 1-3 Year Treasury Index and the 1.07% return of the Lipper Short Intermediate Investment Grade Debt Funds Average.

The fund's net asset value declined to $9.83 on April 30, 1999, from $9.96 on October 31, 1998. The fund paid approximately $0.27 per share in dividends from ordinary income and $0.04 per share in dividends from capital gains during the reporting period. On April 30, 1999, the net assets of the fund were approximately $244 million, while the assets of The Short Term Bond Portfolio, in which the fund invests, amounted to approximately $285 million.

This report includes a discussion with Connie Plaehn, the portfolio manager primarily responsible for The Short Term Bond Portfolio. In this interview, Connie talks about the events of the previous six months that had the greatest effect on the portfolio and discusses her investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert

Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS..  1         FUND FACTS AND HIGHLIGHTS....  5

FUND PERFORMANCE............  2         FINANCIAL STATEMENTS.........  8

PORTFOLIO MANAGER Q&A.......  3
------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                            TOTAL RETURNS                   AVERAGE ANNUAL TOTAL RETURN
                                                     ----------------------------    ----------------------------------------------
                                                       THREE           SIX             ONE            FIVE           SINCE
AS OF APRIL 30, 1999                                   MONTHS          MONTHS          YEAR           YEARS          INCEPTION*
---------------------------------------------------------------------------------    ----------------------------------------------
J.P. Morgan Institutional Short Term Bond Fund         0.36%            1.87%          6.11%          6.35%          5.58%
Merrill Lynch 1-3 Year Treasury Index                  0.53%            1.19%          5.93%          6.36%          5.68%
Lipper Short Intermediate Investment Grade
     Debt Funds Average                                0.02%            1.07%          5.23%          6.22%          5.30%

AS OF MARCH 31, 1999
---------------------------------------------------------------------------------    ----------------------------------------------
J.P. Morgan Institutional Short Term Bond Fund         0.88%            1.55%          6.26%          6.17%          5.59%
Merrill Lynch 1-3 Year Treasury Index                  0.60%            1.36%          6.08%          6.22%          5.71%
Lipper Short Intermediate Investment Grade
     Debt Funds Average                                0.21%            0.62%          5.37%          6.04%          5.32%

*THE FUND COMMENCED OPERATIONS ON JULY 8, 1993, AND HAS PROVIDED A TOTAL RETURN OF 5.54% FROM THAT DATE THROUGH APRIL 30, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM JULY 31, 1993, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS AN UNMANAGED INDEX WHICH MEASURES SHORT-TERM MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

          The following is an interview with CONNIE J. PLAEHN, managing director, a member of the portfolio management team for The Short Term Bond Portfolio, in which the fund invests. Prior to this
[PHOTO] position, Connie was a manager in Taxable Fixed Income for J.P. Morgan Securities and managed J.P. Morgan Futures' London operation. Connie holds a B.A. from Luther College and a Masters of Management from Northwestern University, and is a C.P.A. This interview was conducted on May 18, 1999, and reflects Connie's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE BOND MARKET OVER THE PAST SIX MONTHS?

CJP: We've seen a definite change in market sentiment from the panic meltdown experienced in the third quarter of 1998. Now there's much greater confidence in the prospects for economic growth, both domestic and global, coupled with expectations of continued benign inflation. As a result, investors are now more willing to hold non-Treasury obligations, which has certainly helped the performance of spread product - corporates, asset-backeds, mortgages, and high-yield and emerging market debt. There is also much more liquidity evident in the market of late, following a period when liquidity was significantly lacking.

In the U.S., the economy has continued to be strong throughout the past six months, even stronger than we had expected. The strength of the equity markets, and the tremendous wealth effect that has resulted for both households and corporations, has driven this economic growth. Our economist believes this wealth effect was a major reason the U.S. was able to shrug off the economic sluggishness seen globally. Such persistent strength, particularly when coupled with signs of a rebound in global economic growth like we have been seeing, would often incite the Federal Reserve to bump up interest rates. But with inflation remaining in check, the Fed has maintained its neutral stance, although it just announced a shift to a tightening bias from a neutral one.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S PERFORMANCE OVER THE PERIOD?

CJP: The portfolio's performance was strong over the past six months on a relative basis. We add value to the portfolio relative to the benchmark through duration management and sector allocation. We edged back the portfolio's duration during the period, as continued strong economic conditions suggested that interest rates are now taking on an upside bias, though we are still long versus the benchmark. Regarding sector allocation, we aggressively added to our holdings of mortgages, since these securities tend to outperform during periods of low volatility; this proved to be a good decision. We also increased our holdings of high-yield bonds and non-dollar government securities. As spreads narrowed over the last six months, we were able to increase the credit quality of the portfolio. Among corporate obligations, triple-B-rated oil and gas issues narrowed, helping the portfolio's performance.

WHAT DO YOU SEE ON THE HORIZON IN THE BOND MARKET, AND HOW WILL YOU POSITION THE PORTFOLIO?

CJP: We believe we are approaching a point where global economic recovery and financial market stabilization are reflected in bond prices. While we continue to maintain a positive view on spread sectors, further spread-sector outperformance is dependent on the continued strength of global economies. Though our conviction that non-U.S. growth is bottoming continues to increase, we will keep a close eye on the progress of structural reform in Japan and commodity price trends worldwide.

We expect the U.S. economy to continue to be strong; in fact, we recently raised our 1999 GDP forecast again. But since we also expect inflation to continue to be benign, we think the Fed will stick with its patient approach to rates and remain on hold in the near term, despite its shift to a tightening bias. Regardless, we believe that concern in the market about the economy's continued strength may override recent indications that inflation remains in check. As a result, we expect the 30-year Treasury bond to trade between 5.40% and 6.00%, with risk on the upside of that range. This will likely lead us to shorten the portfolio's duration to bring it more in line with that of the benchmark.

Should bond dealers look to lock in profits they earned from what has thus far been a strong year, there may be less liquidity in the corporate bond market over the next couple of months. Though the market as a whole may fade somewhat in attractiveness, good investment opportunities will surely crop up. For example, we expect the high-yield sector to offer value, as spreads have not backed up in that asset class as much as some others. Non-callable mortgage paper may also prove to be an attractive investment in the coming months.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Institutional Short Term Bond Fund seeks to provide high total return, consistent with low volatility of principal. It is designed for investors who do not require the stable net asset value typical of a money market fund, but who seek less price fluctuation than is typical of a longer term bond fund.

------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
7/8/93

------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/99
$243,324,956

------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/99
$285,414,756

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99

EXPENSE RATIO

The fund's current annualized expense ratio of 0.30% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1999

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

U.S. GOVERNMENT AGENCIES                                          38.5%

CORPORATE DEBT OBLIGATIONS                                        20.9%

OTHER-COMMERCIAL PAPER (SHORT-TERM)                               17.9%

COLLATERALIZED MORTGAGE OBLIGATIONS/ASSET BACKED SECURITIES        9.8%

FOREIGN GOVERNMENT OBLIGATIONS AND SOVEREIGN BONDS                 7.9%

FOREIGN CORPORATE OBLIGATIONS                                      3.4%

U.S. TREASURIES                                                    1.4%

PREFERRED STOCK                                                    0.2%

30-DAY SEC YIELD
5.48%*

DURATION
2.6 years

QUALITY BREAKDOWN

AAA**         66.10%
AA             1.85%
A             10.32%
BBB           11.09%
Not Rated      8.83%
Other          1.81%

* YIELD REFLECTS THE REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER.

** INCLUDES U.S. GOVERNMENT AGENCY, TREASURY OBLIGATIONS, REPURCHASE AGREEMENTS, AND COMMERCIAL PAPER

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT
INC. SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

            THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Short Term Bond Portfolio
  ("Portfolio"), at value                          $246,039,378
Receivable for Shares of Beneficial Interest Sold       211,743
Receivable for Expense Reimbursements                    33,534
Prepaid Trustees' Fees                                      574
Prepaid Expenses and Other Assets                           503
                                                   ------------
    Total Assets                                    246,285,732
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                            2,557,345
Dividends Payable to Shareholders                       378,771
Shareholder Servicing Fee Payable                        19,280
Administrative Services Fee Payable                       5,013
Fund Services Fee Payable                                    92
Administration Fee Payable                                   47
Accrued Expenses                                         32,813
                                                   ------------
    Total Liabilities                                 2,993,361
                                                   ------------
NET ASSETS
Applicable to 24,755,737 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $243,292,371
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                               $9.83
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $244,183,910
Distributions in Excess of Net Investment Income       (485,741)
Accumulated Net Realized Gain on Investment             773,266
Net Unrealized Depreciation of Investment            (1,179,064)
                                                   ------------
    Net Assets                                     $243,292,371
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                      $ 6,734,023
Allocated Dividend Income                                           31,137
Allocated Portfolio Expenses (Net of
  Reimbursement of $82,349)                                       (312,865)
                                                               -----------
    Net Investment Income Allocated from
      Portfolio                                                  6,452,295
FUND EXPENSES
Shareholder Servicing Fee                          $ 117,424
Administrative Services Fee                           31,130
Registration Fees                                     28,718
Transfer Agent Fees                                    8,602
Printing Expenses                                      8,305
Professional Fees                                      6,685
Fund Services Fee                                      2,470
Administration Fee                                     1,856
Trustees' Fees and Expenses                              831
Miscellaneous                                          4,870
                                                   ---------
    Total Fund Expenses                              210,891
Less: Reimbursement of Expenses                     (210,891)
                                                   ---------
NET FUND EXPENSES                                                       --
                                                               -----------
NET INVESTMENT INCOME                                            6,452,295
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                        796,618
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                           (2,930,472)
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $ 4,318,441
                                                               -----------
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1998
                                                   ------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  6,452,295   $     6,151,946
Net Realized Gain on Investment Allocated from
  Portfolio                                             796,618           958,129
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                          (2,930,472)        1,718,715
                                                   ------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                      4,318,441         8,828,790
                                                   ------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (6,450,103)       (6,142,618)
Net Realized Gain                                    (1,227,303)               --
                                                   ------------   ----------------
    Total Distributions to Shareholders              (7,677,406)       (6,142,618)
                                                   ------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold    108,223,751       239,963,527
Reinvestment of Dividends and Distributions           4,937,258         4,975,179
Cost of Shares of Beneficial Interest Redeemed      (99,495,217)      (42,014,635)
                                                   ------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                            13,665,792       202,924,071
                                                   ------------   ----------------
    Total Increase in Net Assets                     10,306,827       205,610,243
NET ASSETS
Beginning of Period                                 232,985,544        27,375,301
                                                   ------------   ----------------
End of Period                                      $243,292,371   $   232,985,544
                                                   ------------   ----------------
                                                   ------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                   FOR THE SIX MONTHS
                                                         ENDED                  FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 1999     -----------------------------------------------------
                                                      (UNAUDITED)         1998        1997       1996       1995       1994
                                                   ------------------   ---------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                                $   9.96        $    9.84   $   9.85   $   9.83   $   9.60   $   9.99
                                                   ------------------   ---------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.27             0.59       0.61       0.55       0.58       0.47
Net Realized and Unrealized Gain (Loss) on
  Investment                                               (0.09)            0.12      (0.01)      0.02       0.24      (0.39)
                                                   ------------------   ---------   --------   --------   --------   --------
Total from Investment Operations                            0.18             0.71       0.60       0.57       0.82       0.08
                                                   ------------------   ---------   --------   --------   --------   --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.27)           (0.59)     (0.61)     (0.55)     (0.59)     (0.47)
Net Realized Gain                                          (0.04)              --         --         --         --         --
                                                   ------------------   ---------   --------   --------   --------   --------
Total Distributions to Shareholders                        (0.31)           (0.59)     (0.61)     (0.55)     (0.59)     (0.47)
                                                   ------------------   ---------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD                          $   9.83        $    9.96   $   9.84   $   9.85   $   9.83   $   9.60
                                                   ------------------   ---------   --------   --------   --------   --------
                                                   ------------------   ---------   --------   --------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                1.87%(a)         7.40%      6.27%      6.01%      8.81%      0.87%
Net Assets, End of Period (in thousands)                $243,292        $ 232,986   $ 27,375   $ 17,810   $ 18,916   $ 47,679
Ratios to Average Net Assets
  Net Expenses                                              0.27%(b)         0.25%      0.25%      0.37%      0.45%      0.45%
  Net Investment Income                                     5.49%(b)         5.84%      6.19%      5.69%      6.09%      4.96%
  Expenses without Reimbursement                            0.52%(b)         0.62%      0.96%      1.37%      0.67%      0.78%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Short Term Bond Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust"), which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 8, 1993.

The fund invests all of its investable assets in The Short Term Bond Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (86% at April 30, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $1,856.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1999, the fee for these services amounted to $31,130.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.30% of the average daily net assets of the fund. Prior to March 1, 1999, the percentage was 0.25%. The reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan. For the six months ended April 30, 1999, J.P. Morgan has agreed to reimburse the fund $304,525 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 1999, the fee for these services amounted to $117,424.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $2,470 for the six months ended April 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $500.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1999          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1998
                                                   ------------   ----------------
Shares sold......................................   10,966,276         24,337,076
Reinvestment of dividends and distributions......      499,864            503,350
Shares redeemed..................................  (10,096,335)        (4,235,620)
                                                   ------------   ----------------
Net Increase.....................................    1,369,805         20,604,806
                                                   ------------   ----------------
                                                   ------------   ----------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of April 30, 1999.

The Short Term Bond Portfolio

Semiannual Report April 30, 1999 (unaudited)

(The following pages should be read in conjunction with J.P. Morgan Institutional Short Term Bond Fund
Semiannual Financial Statements)

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

         PRINCIPAL                                                                MOODY'S/S&P
         AMOUNT{::}                          SECURITY DESCRIPTION                    RATING          VALUE
---------------------------    -------------------------------------------------  ------------   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (11.3%)
FINANCIAL SERVICES (11.3%)
$                 3,000,000    Advanta Mortgage Loan Trust, Sequential Payer,
                                 Series 1997-4, Class A4, AS, Callable, 6.660%
                                 due 03/25/22 (t)...............................    Aaa/AAA      $   3,000,120
                    401,264    Bear Stearns Structured Securities, Inc., REMIC:
                                 Sequential Payer, Series 1997-2, Class 1A1,
                                 Callable, (144A), 7.000% due 08/25/36 (t)......     Aaa/NR            400,951
                  1,000,000    CIT RV Trust, Sequential Payer, Series 1997-A,
                                 Class A5, Callable, 6.250% due 11/17/08........    Aaa/AAA          1,006,890
                    924,599    Commercial Mortgage Acceptance Corp., Sequential
                                 Payer, Series 1997-ML1, Class A1, Partially
                                 Callable, 6.500% due 11/15/04..................    Aaa/AAA            934,134
                  2,000,000    EQCC Home Equity Loan Trust, Sequential Payer,
                                 Series 1998-1, Class A2F, AS, Callable, 6.136%
                                 due 04/15/09...................................    Aaa/AAA          2,003,740
                  1,489,826    Fleetwood Credit Corp. Grantor Trust, Sequential
                                 Payer, Series 1997-B, Class A, Callable, 6.400%
                                 due 05/15/13 (t)...............................    Aaa/AAA          1,503,368
                  4,800,000    Green Tree Financial Corp., Sequential Payer,
                                 Series 1996-7, Class A4, Callable, 6.800% due
                                 10/15/27 (t)...................................    Aaa/AAA          4,840,464
                  2,500,000    Green Tree Financial Corp., Sequential Payer,
                                 Series 1998-2, Class A4, Callable, 6.080% due
                                 07/01/09 (t)...................................    Aaa/AAA          2,513,275
                    684,012    Green Tree Recreational, Equipment & Consumer
                                 Trust, Sequential Payer, Series 1998-A, Class
                                 A1C, Callable, 6.180% due 06/15/19 (t).........     NR/AAA            684,867
                    553,768    Green Tree Recreational, Equipment, & Consumer
                                 Trust, Sequential Payer, Series1997-C, Class
                                 A1, Callable, 6.490% due 02/15/18 (t)..........     NR/AAA            552,838
                    915,046    Merrill Lynch Mortgage Investors, Inc.,
                                 Sequential Payer, Series 1997-C2, Class A1,
                                 Partially Callable, 6.460% due 12/10/29........    Aaa/AAA            926,627
                      1,575    Merrill Lynch Mortgage Investors, Inc., Series
                                 1994-C1, Class A, Callable, CSTR, 8.700% due
                                 11/25/20 (v)...................................     NR/AAA              1,574
                    173,133    Merrill Lynch Mortgage Investors, Inc.,
                                 Subordinated Bond, CSTR, Series 1995-C2, Class
                                 E, Callable, 7.765% due 06/15/21 (v)...........     Ba3/NR            161,365
                    865,906    Morgan Stanley Capital I, Sequential Payer, AFC,
                                 Series 1998-HF1, Class A1, Partially Callable,
                                 6.190% due 01/15/07............................     NR/AAA            871,588
                  1,000,000    Morgan Stanley Capital I, Sequential Payer,
                                 Series 1997-ALIC, Class A1B, Callable, 6.440%
                                 due 11/15/02...................................     Aaa/NR          1,012,031
                    938,195    Mortgage Capital Funding, Inc., Sequential Payer,
                                 Series 1998-MC1, Class A1, Partially Callable,
                                 6.417% due 06/18/07 (t)........................     NR/AAA            945,231
                     62,650    Newcourt Receivables Asset Trust, Sequential
                                 Payer, Series 1996-1, Class A, Callable, 6.790%
                                 due 08/20/03...................................     NR/AAA             63,146
                    134,927    Newcourt Receivables Asset Trust, Sequential
                                 Payer, Series 1996-3, Class A, Callable, 6.240%
                                 due 12/20/04...................................     NR/AAA            136,219
                  5,000,000    Providian Home Equity Loan Trust, Series 1999-1,
                                 Class A, Callable, 5.196% due 06/25/25 (v).....    Aaa/AAA          5,000,000
                  1,112,605    Residential Funding Mortgage Securities I, REMIC:
                                 Sequential Payer, Series 1998-S7, Class A1,
                                 Callable, 6.500% due 03/25/13..................     NR/AAA          1,110,513
                  1,500,000    Sears Credit Account Master Trust, Controlled
                                 Amortization, Callable, Series 1996-1, Class A,
                                 6.200% due 02/16/06............................    Aaa/AAA          1,513,125

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

         PRINCIPAL                                                                MOODY'S/S&P
         AMOUNT{::}                          SECURITY DESCRIPTION                    RATING          VALUE
---------------------------    -------------------------------------------------  ------------   -------------
FINANCIAL SERVICES (CONTINUED)
$                 1,000,000    The Money Store Home Equity Trust, Series 1997-B,
                                 Class A8, NAS, Callable, 6.900% due 07/15/38...    Aaa/AAA      $   1,014,060
                  1,940,386    UCFC Home Equity Loan, Sequential Payer,
                                 Series1997-A1, Class A3, AS, Callable, 6.975%
                                 due 04/15/16...................................    Aaa/AAA          1,963,458
                                                                                                 -------------
                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                                     ASSET BACKED SECURITIES (COST
                                     $32,247,802)...............................                    32,159,584
                                                                                                 -------------

CORPORATE OBLIGATIONS (24.0%)
APPARELS & TEXTILES (0.1%)
                    300,000    Fruit of the Loom, Inc., Refunding, 6.500% due
                                 11/15/03.......................................     Ba1/BB            274,680
                                                                                                 -------------

BANKING (1.9%)
                  1,000,000    BankAmerica Corp., Refunding, 8.375% due
                                 03/15/02.......................................     Aa3/A           1,063,940
                  2,500,000    BankAmerica Corp., Series D, Callable 10/06/00,
                                 MTN, 7.020% due 10/06/05 (t)...................     Aa3/A           2,535,575
                  1,250,000    First Chicago NBD Corp., Refunding, 8.875% due
                                 03/15/02.......................................      A1/A           1,349,187
                    500,000    National Westminster Bank, Refunding, 9.375% due
                                 11/15/03.......................................    Aa3/AA-            565,480
                                                                                                 -------------
                                                                                                     5,514,182
                                                                                                 -------------

BROADCASTING & PUBLISHING (0.2%)
                    500,000    Continental Cablevision, Inc., Callable 06/07/99,
                                 Refunding, 11.000% due 06/01/07 (t)............    Ba2/BBB-           529,275
                                                                                                 -------------

CHEMICALS (0.3%)
                  1,000,000    Cytec Industries, Inc., Callable, 6.500% due
                                 03/15/03.......................................    Baa2/BBB           974,550
                                                                                                 -------------

ELECTRIC (0.5%)
                  1,000,000    Niagara Mohawk Power Corp., Series B, Callable,
                                 7.000% due 10/01/00............................    Ba2/BB+          1,008,980
                    500,000    Texas - New Mexico Power Co., Callable 09/15/00,
                                 10.750% due 09/15/03...........................    Baa3/BB+           529,965
                                                                                                 -------------
                                                                                                     1,538,945
                                                                                                 -------------

ENTERTAINMENT, LEISURE & MEDIA (0.6%)
                  1,500,000    News America Holdings, Inc., Refunding, 8.625%
                                 due 02/01/03...................................   Baa3/BBB-         1,619,115
                                                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

         PRINCIPAL                                                                MOODY'S/S&P
         AMOUNT{::}                          SECURITY DESCRIPTION                    RATING          VALUE
---------------------------    -------------------------------------------------  ------------   -------------
FINANCIAL SERVICES (15.9%)
$                 5,000,000    Associates Corp. N.A., 5.500% due 02/15/04 (t)...    Aa3/AA-      $   4,878,200
                    610,000    Associates Corp. N.A., Putable, 5.960% due
                                 05/15/37.......................................    Aa3/AA-            613,636
                  4,000,000    AT&T Capital Corp., Series F, MTN, 7.500% due
                                 11/15/00.......................................    Baa3/BBB         4,095,960
                  5,000,000    AT&T Capital Corp., Series F, MTN, 6.450% due
                                 06/14/00 (v)...................................    Baa3/BBB         5,012,500
                  1,250,000    Banesto Delaware, Inc., Refunding, 8.250% due
                                 07/28/02 (t)...................................     A2/NR           1,319,738
                  1,500,000    Beneficial Corp., MTN, 8.200% due 03/15/02.......      A2/A           1,587,045
                  1,000,000    Beneficial Corp., Series H, MTN, 6.710% due
                                 12/15/03.......................................      A2/A           1,020,730
                  1,500,000    Case Credit Corp., Series B, MTN, 6.240% due
                                 11/06/00.......................................    Baa1/A-          1,505,400
                  2,000,000    Caterpillar Financial Services Corp., Series F,
                                 MTN, 5.600% due 06/05/03 (t)...................     A2/A+           1,973,500
                  2,500,000    Cendant Corp., Callable, 7.500% due 12/01/00
                                 (t)............................................    Baa1/BBB         2,534,325
                  1,000,000    Chrysler Financial Co., LLC, Series Q, MTN,
                                 6.610% due 06/16/00............................     A1/A+           1,014,270
                  2,000,000    Enterprise Rent-a-Car USA Finance Co., (144A),
                                 6.375% due 05/15/03 (t)........................   Baa2/BBB+         1,969,440
                  5,000,000    Finova Capital Corp., Series D, MTN, 5.180% due
                                 08/14/01 (v)(t)................................    Baa1/A-          4,988,100
                  5,000,000    Ford Motor Credit Co., MTN, 5.156% due 04/29/02
                                 (v)(t).........................................      A1/A           5,009,050
                    500,000    GS Escrow Corp., Callable, 7.000% due 08/01/03...    Ba1/BB+            498,010
                  1,500,000    Heller Financial Inc., Series I, MTN, 5.480% due
                                 02/05/01.......................................     A3/A-           1,492,875
                    800,000    Homeside Lending, Inc., MTN, 6.875% due
                                 06/30/02.......................................     A1/A+             821,848
                  1,500,000    Household Finance Corp., Series E, MTN, 5.300%
                                 due 06/17/05 (v)...............................      A2/A           1,490,445
                  3,500,000    Newcourt Credit Group Inc., 144A, 7.125% due
                                 12/17/03 (t)...................................    Baa3/BBB         3,627,050
                                                                                                 -------------
                                                                                                    45,452,122
                                                                                                 -------------

FOREST PRODUCTS & PAPER (0.5%)
                  1,375,000    Georgia-Pacific Corp., 9.950% due 06/15/02.......   Baa2/BBB-         1,516,694
                                                                                                 -------------

GAS-PIPELINES (1.6%)
                  1,000,000    Enron Corp., Callable, 6.500% due 08/01/02.......   Baa2/BBB+         1,010,621
                  2,500,000    K N Energy, Inc., 6.450% due 11/30/01............   Baa2/BBB-         2,523,751
                  1,150,000    K N Energy, Inc., Callable, Putable, 6.300% due
                                 03/01/01.......................................   Baa2/BBB-         1,157,384
                                                                                                 -------------
                                                                                                     4,691,756
                                                                                                 -------------

HEALTH & PERSONAL CARE (0.2%)
                    500,000    Playtex Family Products Corp., Callable,
                                 06/07/99, Refundable, 9.000% due 12/15/03......      B2/B             512,500
                                                                                                 -------------

METALS & MINING (0.4%)
                  1,150,000    Ryerson Tull, Inc., Callable, 8.500% due
                                 07/15/01.......................................    Baa3/BBB         1,184,500
                                                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

         PRINCIPAL                                                                MOODY'S/S&P
         AMOUNT{::}                          SECURITY DESCRIPTION                    RATING          VALUE
---------------------------    -------------------------------------------------  ------------   -------------
OIL-SERVICES (1.0%)
$                   500,000    Occidental Petroleum Corp., Callable, 6.750% due
                                 11/15/02.......................................    Baa3/BBB     $     501,595
                  1,500,000    Occidental Petroleum Corp., Series B, MTN,
                                 Callable 9/15/99, 8.500% due 09/15/04..........    Baa3/BBB         1,518,135
                    753,473    Oil Purchase Co., Sinking Fund, (144A), 7.100%
                                 due 10/31/02...................................    Baa3/BBB           708,265
                                                                                                 -------------
                                                                                                     2,727,995
                                                                                                 -------------

PACKAGING & CONTAINERS (0.4%)
                    500,000    Stone Container Corp., Callable, 12.750% due
                                 04/01/02 (v)...................................     B3/B-             502,500
                    500,000    Stone Container Corp., Refunding, Callable
                                 06/07/99, 9.875% due 02/01/01..................      B2/B             508,125
                                                                                                 -------------
                                                                                                     1,010,625
                                                                                                 -------------

WATER (0.4%)
                  1,000,000    U.S. Filter Corp., Callable, Putable, 6.375% due
                                 05/15/01 (v)...................................    Ba1/BBB+         1,002,970
                                                                                                 -------------
                                   TOTAL CORPORATE OBLIGATIONS (COST
                                     $68,752,558)...............................                    68,549,909
                                                                                                 -------------

FOREIGN CORPORATE OBLIGATIONS (3.7%)
AUSTRALIA (0.7%)
BANKING
                  2,000,000    Westpac Banking Ltd., Refunding, 9.125% due
                                 08/15/01.......................................     A1/A+           2,123,040
                                                                                                 -------------

CANADA (0.4%)
OIL PRODUCTION
                  1,000,000    Canadian Occidental Petroleum, Callable, 7.125%
                                 due 02/04/04 (t)...............................    Baa2/BBB         1,006,250
                                                                                                 -------------

MEXICO (0.3%)
BANKING
                  1,000,000    Banco Nacional de Comercio Exterior SNC, Series
                                 E, MTN, 8.000% due 04/14/00....................     Ba2/BB          1,002,500
                                                                                                 -------------

NETHERLANDS (0.7%)
FINANCIAL SERVICES
                  2,000,000    ICI Investments BV, Series E, MTN, 6.750% due
                                 08/07/02.......................................    Baa1/A-          2,024,600
                                                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

         PRINCIPAL                                                                MOODY'S/S&P
         AMOUNT{::}                          SECURITY DESCRIPTION                    RATING          VALUE
---------------------------    -------------------------------------------------  ------------   -------------
PANAMA (0.6%)
BANKING
$                 1,000,000    Banco Latinoamericano de Exportaciones, S.A.,
                                 (144A), 6.550% due 04/15/03....................    Baa1/BBB     $     911,670
                  1,000,000    Banco Latinoamericano de Exportaciones, S.A.,
                                 Series 107, (144A), 6.640% due 09/30/02........    Baa1/BBB           931,590
                                                                                                 -------------
                                                                                                     1,843,260
                                                                                                 -------------

UNITED KINGDOM (0.5%)
BANKING
                  1,000,000    Barclays Bank PLC, 5.875% due 07/15/00...........      A1/A           1,001,600
                                                                                                 -------------

TELEPHONE
                    500,000    Cable & Wireless Communications, Inc., Callable,
                                 6.375% due 03/06/03............................    Baa1/A-            501,075
                                                                                                 -------------
                                                                                                     1,502,675
                                                                                                 -------------

VENEZUELA (0.5%)
FINANCIAL SERVICES
                  1,550,000    Corporacion Andina de Fomento, 7.375% due
                                 07/21/00 (t)...................................    A3/BBB+          1,551,907
                                                                                                 -------------
                                   TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                                     $11,218,156)...............................                    11,054,232
                                                                                                 -------------

FOREIGN GOVERNMENT OBLIGATIONS (9.2%)
CANADA (0.4%)
                  1,000,000    Province of Quebec, 7.500% due 07/15/02..........     A2/A+           1,044,720
                                                                                                 -------------

FRANCE (0.9%)
              EUR 2,286,735    BTAN, Five-Year French Treasury Note, 4.750% due
                                 03/12/02.......................................     NR/NR           2,541,432
                                                                                                 -------------

GERMANY (7.9%)
             EUR 15,696,660    German Unity Fund, 8.000% due 01/21/02...........     NR/NR          18,805,848
              EUR 3,131,662    German Unity Fund, 8.500% due 02/20/01...........     NR/NR           3,644,800
                                                                                                 -------------
                                                                                                    22,450,648
                                                                                                 -------------
                                   TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                                     $28,336,593)...............................                    26,036,800
                                                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

         PRINCIPAL
         AMOUNT{::}                          SECURITY DESCRIPTION                     VALUE
---------------------------    -------------------------------------------------  -------------
PRIVATE PLACEMENT (0.5%)
TELECOMMUNICATION SERVICES (0.5%)
$                 1,500,000    Charter Communication, due 03/18/08, 1.000% due
                                 03/18/08 (cost $1,497,750).....................  $   1,501,875
                                                                                  -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (44.3%)
FEDERAL HOME LOAN MORTGAGE CORP. (3.9%)
                  5,000,000    5.250% due 04/25/02..............................      4,975,500
                    452,507    REMIC: Sequential Payer, Series 1980, Class VA,
                                 Partially Callable, 7.000% due 08/15/02........        459,294
                  2,914,281    REMIC: Sequential Payer, Series 2019, Class B,
                                 Partially Callable, 6.500% due 07/15/16 (t)....      2,930,659
                  2,816,648    REMIC: Sequential Payer, Series 2061, Class VJ,
                                 Partially Callable, 6.500% due 03/20/03 (t)....      2,821,915
                                                                                  -------------
                                                                                     11,187,368
                                                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (18.3%)
                  2,857,970    6.500% due 08/01/28..............................      2,877,568
                     70,091    8.500% due 08/01/05..............................         72,746
                    982,930    IO, Series 292, Class 2, 7.500% due 11/01/27.....        211,023
                    982,930    PO, Series 292, Class 1, 7.081% due 11/01/27
                                 (y)(t).........................................        802,009
                 12,000,000    TBA, 6.000% due 03/01/29.........................     11,628,750
                  1,000,000    TBA, 6.500% due 02/01/14.........................      1,008,438
                 25,740,000    TBA, 6.500% due 03/01/29.........................     25,571,081
                  9,840,000    TBA, 7.000% due 03/01/29.........................      9,969,150
                                                                                  -------------
                                                                                     52,140,765
                                                                                  -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (22.1%)
                 62,032,322    7.000% due 03/15/09..............................     62,950,160
                                                                                  -------------
                                   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                    (COST $126,855,716).........................    126,278,293
                                                                                  -------------

U.S. TREASURY OBLIGATIONS (1.7%)
U.S. TREASURY NOTES (1.7%)
                  2,710,000    5.375% due 06/30/03..............................      2,722,276
                  1,900,000    7.875% due 08/15/01..............................      2,011,036
                                                                                  -------------
                                   TOTAL U.S. TREASURY OBLIGATIONS (COST
                                    $4,738,571).................................      4,733,312
                                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

                                                                         MOODY'S/S&P
    SHARES                       SECURITY DESCRIPTION                      RATING            VALUE
---------------    ------------------------------------------------    ---------------   -------------
CONVERTIBLE PREFERRED STOCKS (0.3%)
FINANCIAL SERVICES (0.3%)
         10,000    TCI Communications Financing II, Callable
                     05/31/01, 10.000%.............................              A3/A    $     270,625
         19,774    Equity Residential Properties Trust, Series A,
                     Callable 06/01/00, 9.375%.....................          Baa1/BBB          506,709
                                                                                         -------------
                       TOTAL CONVERTIBLE PREFERRED STOCKS (COST
                         $787,415).................................                            777,334
                                                                                         -------------

         PRINCIPAL
         AMOUNT{::}
---------------------------
SHORT-TERM INVESTMENTS (20.0%)
CERTIFICATES OF DEPOSIT -- FOREIGN (1.0%)
$                 3,000,000    Trident Capital Corp., 4.868% due 06/10/99 (y)
                                 (cost $2,983,867)..............................      2,983,867
                                                                                  -------------

COMMERCIAL PAPER -- FOREIGN (1.7%)
                  5,000,000    Caisse D'Amortissement, 4.891% due 06/16/99 (y)
                                 (cost $4,855,100)..............................      4,855,100
                                                                                  -------------

COMMERCIAL PAPER -- DOMESTIC (9.1%)
                  5,000,000    Asset Securitization Corp., 4.638% due 06/16/99
                                 (y)............................................      4,969,269
                  5,000,000    Morgan Stanley Dean Witter & Co., 4.656% due
                                 05/18/99 (y)...................................      4,974,614
                  5,000,000    General Electric Capital Corp., 4.866% due
                                 06/07/99 (y)...................................      4,975,333
                  6,000,000    MCI Worldcom, Inc. 4.937% due 05/18/99 (y)(t)....      5,985,607
                  5,000,000    Receivables Capital Corp., 4.496% due 05/17/99
                                 (y)............................................      4,989,289
                                                                                  -------------
                                   TOTAL COMMERCIAL PAPER -- DOMESTIC (COST
                                    $25,894,112)................................     25,894,112
                                                                                  -------------

CORPORATE OBLIGATIONS
                    700,000    Fruit of the Loom, Inc., Refunding, 7.350% due
                                 10/15/99 (y)...................................        701,554
                  2,500,000    RACERS, Series 1998-MM-8-4, (144A), 5.07% due
                                 09/2/99 (v)....................................      2,498,750
                                                                                  -------------
                                   TOTAL CORPORATE OBLIGATIONS (COST
                                    $3,196,027).................................      3,200,304
                                                                                  -------------

OTHER INVESTMENT COMPANIES (0.0%)
                        967    Seven Seas Money Market Fund (cost $967).........            967
                                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

         PRINCIPAL
         AMOUNT{::}                          SECURITY DESCRIPTION                     VALUE
---------------------------    -------------------------------------------------  -------------
REPURCHASE AGREEMENT (7.1%)
$                20,247,000    Goldman Sachs Repurchase Agreement, 4.89% dated
                                 04/30/99 due 05/03/99, proceeds $20,255,251,
                                 (collateralized by $13,287,000 U.S. Treasury
                                 Bond, 13.875% due 5/15/11, valued at
                                 $20,247,925) (cost $20,247,000)................  $  20,247,000
                                                                                  -------------
                               TOTAL SHORT-TERM INVESTMENTS (COST
                                 $57,177,073)...................................     57,181,350
                                                                                  -------------
                               TOTAL INVESTMENTS (COST $331,611,634) (115.0%)...    328,272,689
                               LIABILITIES IN EXCESS OF OTHER ASSETS (-15.0%)...    (42,857,933)
                                                                                  -------------
                               NET ASSETS (100.0%)..............................  $ 285,414,756
                                                                                  -------------
                                                                                  -------------

------------------------------
Note: Based on the cost of investments of $331,611,689 for federal income tax purposes at April 30, 1999, the aggregate gross unrealized appreciation and depreciation was $351,641 and $3,690,641, respectively, resulting in net unrealized depreciation of $3,339,000.

{::} Denominated in USD unless otherwise indicated.

(t) All or a portion of the security has been segregated as collateral for TBA securities.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.

(y) Yield to maturity.

Abbreviations used in the schedule of investments are as follows:

144A - Securities restricted for resale to Qualified Institutional Buyers.

AS - Accelerated Security

CSTR - Collateral Strip Rate

EUR - Euro

IO - Interest Only

MTN - Medium Term Note

NAS - Non-Accelerated Security

NR - Not Rated

PO - Principal Only

REMIC - Real Estate Mortgage Investment Conduit

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.

USD - United States Dollar

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $331,611,634)           $328,272,689
Receivable for Investments Sold                         983,201
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  1,977,694
Interest Receivable                                   2,517,851
Variation Margin Receivable                              16,888
Receivable for Expense Reimbursement                     12,519
Prepaid Trustees' Fees                                    1,342
Prepaid Expenses and Other Assets                           780
                                                   ------------
    Total Assets                                    333,782,964
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    48,276,219
Advisory Fee Payable                                     56,631
Administrative Services Fee Payable                       5,835
Custody Fee Payable                                         250
Fund Services Fee Payable                                   107
Accrued Expenses                                         29,166
                                                   ------------
    Total Liabilities                                48,368,208
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $285,414,756
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                  $ 7,729,349
Dividend Income                                                       35,673
                                                                 -----------
    Investment Income                                              7,765,022
EXPENSES
Advisory Fee                                       $   337,341
Custodian Fees and Expenses                             52,216
Administrative Services Fee                             35,753
Professional Fees and Expenses                          18,348
Printing Expenses                                        4,201
Fund Services Fee                                        2,833
Administration Fee                                       1,839
Trustees' Fees and Expenses                                572
Miscellaneous                                              407
                                                   -----------
    Total Expenses                                     453,510
Less: Reimbursement of Expenses                        (93,634)
                                                   -----------
NET EXPENSES                                                         359,876
                                                                 -----------
NET INVESTMENT INCOME                                              7,405,146
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                             (927,815)
  Futures Contracts                                     34,935
  Foreign Currency Contracts and Transactions        1,815,123
                                                   -----------
    Net Realized Gain                                                922,243
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       (4,689,711)
  Futures Contracts                                    (21,455)
  Foreign Currency Contracts and Translations        1,331,125
                                                   -----------
    Net Change in Unrealized Depreciation                         (3,380,041)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $ 4,947,348
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED
                                                     APRIL 30,      FOR THE FISCAL
                                                       1999           YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1998
                                                   -------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   7,405,146   $     7,527,438
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions            922,243         1,079,966
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations         (3,380,041)        1,956,909
                                                   -------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                       4,947,348        10,564,313
                                                   -------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        121,929,586       263,906,334
Withdrawals                                         (105,945,157)      (51,939,489)
                                                   -------------   ----------------
    Net Increase from Investors' Transactions         15,984,429       211,966,845
                                                   -------------   ----------------
    Total Increase in Net Assets                      20,931,777       222,531,158
NET ASSETS
Beginning of Period                                  264,482,979        41,951,821
                                                   -------------   ----------------
End of Period                                      $ 285,414,756   $   264,482,979
                                                   -------------   ----------------
                                                   -------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                       FOR THE           FOR THE FISCAL YEAR ENDED
                                                   SIX MONTHS ENDED             OCTOBER 31,
                                                    APRIL 30, 1999    --------------------------------
                                                     (UNAUDITED)      1998   1997   1996   1995   1994
                                                   ----------------   ----   ----   ----   ----   ----
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                                0.27%(a) 0.25% 0.25%  0.38%  0.42%  0.36%
  Net Investment Income                                       5.49%(a) 5.84% 6.17%  5.65%  6.11%  5.01%
  Expenses without Reimbursement                              0.34%(a) 0.38% 0.55%  0.61%  0.46%  0.41%
Portfolio Turnover                                             192%(b)  381%  219%   191%   177%   230%

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Short Term Bond Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The portfolio commenced operations on July 8, 1993. The portfolio's investment objective is to provide a high total return, consistent with low volatility of principal. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal repayments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for each security. The value of such security will be based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At April 30, 1999, the portfolio had open forward foreign currency contracts as follows:

                                                   SETTLEMENT      U.S. DOLLAR      NET UNREALIZED
SALES CONTRACTS                                       VALUE      VALUE AT 4/30/99    APPRECIATION
-------------------------------------------------  -----------   ----------------   --------------
Euro 24,778,000.00 expiring 5/10/99..............  $28,208,514   $    26,230,820    $   1,977,694

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. There were no open futures contracts at April 30, 1999.

   f) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Inc. ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.25% of the portfolio's average daily net assets. For the six months ended April 30, 1999, such fees amounted to $337,341.

   b) The portfolio, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for theses services amounted to $1,839.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1999, the fee for these services amounted to $35,753.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.30% of the average daily net assets of the portfolio. Prior to March 1, 1999, the reimbursement agreement was 0.25%. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan. For the six months ended April 30, 1999, J.P. Morgan has agreed to reimburse the portfolio $93,634 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $2,833 for the six months ended April 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $600.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1999 were as follows:

                                                     COST OF        PROCEEDS
                                                    PURCHASES      FROM SALES
                                                   ------------   ------------
U.S. Government and Agency Obligations...........  $446,146,075   $333,251,314
Corporate, Collateralized Mortgage Obligations,
 and Other Securities............................   291,606,598    153,357,436
                                                   ------------   ------------
                                                   $737,752,673   $486,608,750
                                                   ------------   ------------
                                                   ------------   ------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND:

       INSTITUTIONAL SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

       INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     SMARTINDEX-TM- FUND

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

J.P. MORGAN
INSTITUTIONAL
SHORT TERM
BOND FUND

SEMIANNUAL REPORT
APRIL 30, 1999

IM0412-I